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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 4, 1997, included in Swiss Army Brands, Inc. Form 10-K for the year ended December 31, 1996, and to all references to our firm in this registration statement.

                                            ARTHUR ANDERSEN LLP

                                            /s/ Arthur Andersen LLP

Stamford, Connecticut,
February 26, 1998